                                                                       EXHIBIT A
                                                                    TO TERM LOAN
                                                                       AGREEMENT


                                 FORM OF NOTE
                           ACME METALS INCORPORATED
                                PROMISSORY NOTE

                                                              New York, New York

$ [1]

                                                                          , 1994

      FOR VALUE RECEIVED, ACME METALS INCORPORATED (the "Company") promises to
pay to the order of [2] the "Payee"), on or before               , 2001, [3]
($[4]) as Loans under the Term Loan Agreement referred to below.

      The Company also promises to pay interest on the unpaid principal amount hereof from the date hereof until paid in full at the rates and at the times which shall be determined in accordance with the provisions of the Term Loan
Agreement dated as of             , 1994 (as the same may at any time be
amended, amended and restated, supplemented or otherwise modified in accordance with the terms thereof, the "Term Loan Agreement") among the Company, the Lenders named therein (the "Lenders"), and Lehman Commercial Paper Inc., as Agent (the "Agent").

      The Company shall make principal payments on this Note on the dates specified in the Term Loan Agreement and in an amount determined in accordance with the provisions thereof; provided, that the last such installment shall be in an amount sufficient to repay the entire unpaid principal balance of this Note, together with all unpaid interest thereon.
- ------------
1  Insert amount of Lender's Loan in numbers.

2  Insert name of Lender in capital letters.

3  Insert amount of Lender's Loan in words.

4  Insert amount of Lender's Loan in numbers.

     This Note is one of the Company's "Notes" in the aggregate principal amount of up to $50,000,000 and is issued pursuant to and entitled to the benefits of the Term Loan Agreement to which reference is hereby made for a more complete statement of the terms and conditions under which the Loans evidenced hereby were made and are to be repaid. Capitalized terms used herein without definition shall have the meanings set forth in the Term Loan Agreement.

     All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds to Lehman Commercial Paper Inc., as Agent, at its offices identified on its signature page of the Term Loan Agreement, or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Term Loan Agreement. Until notified in writing of the transfer of this Note, the Company and the Agent shall be entitled to deem the Payee or such person who has been so identified by the transferor in writing to the Company and the Agent as the holder of this Note, as the owner and holder of this Note. Each of the Payee and any subsequent holder of this Note agrees, by its acceptance hereof, that before disposing of this Note or any part hereof it will make a notation on Schedule I hereto of all principal payments previously made hereunder and of the date to which interest hereon has been paid; provided, however, that the failure to make a notation of any payment made on this Note shall not limit or otherwise affect the obligation of the Company hereunder with respect to payments of principal or interest on this Note.

     Whenever any payment on this Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest on this Note; provided, however, that in the event that the day on which payment of principal of and interest on a LIBOR Rate Loan is due is not a Business Day but is a day of the month after which no further Business Day occurs in such month, then the due date thereof shall be the next preceding Business Day.

     This Note is subject to mandatory prepayment as provided in Section 2.4B of the Term Loan Agreement and prepayment at the option of the Company as provided in Section 2.4A of the Term Loan Agreement.

     This Note is secured by and entitled to the benefits of the Security Documents (as defined in the Term Loan Agreement).

          Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note, together with all accrued but unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Term Loan Agreement.

          The terms of this Note are subject to amendment only in the manner provided in the Term Loan Agreement.

          No reference herein to the Term Loan Agreement and no provision of this Note or of the Term Loan Agreement shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein provided.

          The Company promises to pay all costs and expenses, including reasonable attorneys' fees, all as provided in Section 9.2 of the Term Loan Agreement, incurred in the collection and enforcement of this Note. The Company hereby consents to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waives diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

          The Term Loan Agreement and this Note shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York without regard to the principles of conflict of laws.

          IN WITNESS WHEREOF, the Company has caused this Note to be executed and delivered by its duly authorized officer, as of the day and year and at the place first above written.

                                         ACME METALS INCORPORATED


                                         By:
                                             ---------------------------
                                             Name:
                                             Title:

                                                                      SCHEDULE I


                             TRANSACTIONS ON NOTE

                                     Amount of    Outstanding
           Type of      Amount of    Principal    Principal
           Loan Made    Loan Made    Paid         Balance        Notation
   Date    This Date    This Date    This Date    This Date      Made By
   ----    ---------    ---------    ---------    -----------    --------